UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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HELIX ACQUISITION CORP.

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In connection with the previously announced business combination between Helix Acquisition Corp. (“Helix”) and MoonLake Immunotherapeutics AG (“MoonLake”), an investor presentation, dated January 2022, will be delivered to the investors by MoonLake and used by Helix regarding the business combination.

A copy of the investor presentation is being filed herewith as additional soliciting material.

1 © 2022 MoonLake Immunotherapeutics AG Investor Presentation January 2022 www.moonlaketx.com

2 Disclaimer (1/2) Important Information for Investors This confidential presentation (“Presentation”) is for informational purposes only and is being provided to interested parties solely in their capacity as potential investors for the purpose of evaluating a potential private offering of securities and potential business combination between Helix Acquisition Corp . (“Helix”) and MoonLake Immunotherapeutics AG (“MoonLake”) (the “Proposed Transaction”) and a proposed investment in connection therewith (the “Purpose”) . By accepting this Presentation, you acknowledge and agree that all of the information contained herein is confidential, that you will distribute, disclose, and use such information only for such Purpose and that you shall not distribute, disclose or use such information in any way detrimental to Helix or MoonLake . The information contained herein does not purport to be all - inclusive and none of Helix, MoonLake, Jefferies LLC, SVB Leerink LLC or Cowen (the “Placement Agents”), nor any of their respective affiliates or respective control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . Private Placement This Presentation and any oral statements made in connection with this Presentation shall not constitute an offer to sell or the solicitation to buy any securities, nor the solicitation of a proxy, consent, or authorization in connection with the Proposed Transaction in any jurisdiction ; nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any jurisdiction . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAW . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D OR REGULATION S UNDER THE SECURITIES ACT) . THIS DOCUMENT DOES NOT CONSTITUTE, OR FORM A PART OF, AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION . Forward Looking Statements Certain statements in this Presentation may constitute “forward - looking statements” within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements include, but are not limited to, statements regarding Helix’s or MoonLake’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding : plans for preclinical studies, clinical trials and research and development programs ; the anticipated timing of the results from those studies and trials ; expectations regarding the time period over which MoonLake’s capital resources will be sufficient to fund its anticipated operations ; and the expected effects of the Proposed Transaction on Helix and MoonLake . In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “ anticipate,” “believe,” continue,” “ could,” “ estimate,” “ expect,” “ intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “ should,” “ strive,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that statement is not forward looking . Forward - looking statements are based on current expectations and assumptions that, while considered reasonable by Helix and its management, and MoonLake and its management, as the case may be, are inherently uncertain . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Helix’s final prospectus relating to its initial public offering, dated October 19 , 2020 and its other filings with the U . S . Securities and Exchange Commission (the “SEC”), including those risks and uncertainties included in a proxy statement that was filed on October 29 , 2021 , amended on December 16 , 2021 , and any amendments to be filed with the SEC (the “Proxy Statement”) under the caption “Risk Factors” and which relate to the Proposed Transaction, as well as factors associated with companies, such as MoonLake, that operate in the biopharma industry . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . Neither Helix nor MoonLake undertakes or accepts any duty to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based . This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in Helix or MoonLake . Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and MoonLake’s own internal estimates and research . In this Presentation, Helix and MoonLake rely on, and refer to, publicly available information and statistics regarding market participants in the sector in which MoonLake competes and other industry data . Any comparison of MoonLake to any other entity assumes the reliability of the information available to MoonLake . MoonLake obtained this information and statistics from third - party sources, including reports by market research firms and company filings . In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while MoonLake believes its internal research is reliable, such research has not been verified by any independent source and neither Helix nor MoonLake has independently verified the information . © 2022 | MoonLake Immunotherapeutics AG

3 Disclaimer (2/2) © 2022 | MoonLake Immunotherapeutics AG Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Helix and MoonLake will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Additional Information In connection with the Proposed Transaction, Helix has filed the Proxy Statement and intends to file any amendments and other documents with the SEC . A definitive proxy statement, when available will be sent to the stockholders of Helix, seeking any required stockholder approvals . Investors and security holders of Helix and MoonLake are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Proposed Transaction . The documents filed by Helix with the SEC may be obtained free of charge at the SEC’s website at www . sec . gov . Alternatively, these documents, when available, can be obtained free of charge upon written request to Cormorant Asset Management, LP, 200 Clarendon Street, 52 nd Floor, Boston, MA 02116 or by telephone at (857) 702 - 0370 . Participants in the Solicitation Helix, MoonLake and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in favor of the approval of the Proposed Transaction and related matters . Information regarding Helix and MoonLake’s directors and executive officers is contained in the Proxy Statement, including additional information regarding the interests of those participants and other persons who may be deemed participants in the Proposed Transaction . Free copies of these documents may be obtained as described in the preceding paragraph . Risk Factors All references to “we,” “us” or “our” refer to the business of MoonLake prior to the consummation of the Proposed Transaction . The risks described below make up a non - exhaustive list of the key risks related to MoonLake’s business and the factors that could cause actual results to differ from the projections, intentions and assumptions described in this Presentation . This list has been prepared solely for potential private placement investors in the Proposed Transaction and not for any other purpose . You should carefully consider these risks and uncertainties, as well as factors set forth in the section entitled “Cautionary Note Regarding Forward - Looking Statements” in Helix’s Form S - 1 relating to its initial public offering, dated October 19 , 2020 and the Proxy Statement, carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this private placement transaction before making an investment decision . The list below is qualified in its entirety by disclosures contained in future documents filed or furnished in respect of the Proposed Transaction with the SEC . The risks presented in such filings will include risks associated with the post - business combination operation of MoonLake’s business and the risks associated with the Proposed Transaction, and these risks may differ significantly from, and will be more extensive than, those risks presented below . MoonLake may be subject to the following factors, many of which are outside of Helix’s and MoonLake’s control : • MoonLake has a limited operating history, has not initiated, conducted or completed any clinical trials, and has no products approved for commercial sale, which may make it difficult for you to evaluate its current business and likelihood of success and viability . • MoonLake has incurred significant losses since inception, and it expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future . MoonLake has not generated any revenue from SLK and may never generate revenue or become profitable . • MoonLake requires substantial additional capital to finance its operations in the future . If MoonLake is unable to raise such capital when needed, or on acceptable terms, it may be forced to delay, reduce and/or eliminate one or more of its development programs or future commercialization efforts . • If MoonLake breaches the agreement under which it licenses rights to SLK from Merck Healthcare KGaA , Darmstadt, Germany an affiliate of Merck KGaA , Darmstadt, Germany, MoonLake could lose the ability to develop and commercialize SLK . • MoonLake is substantially dependent on the success of SLK, and its anticipated clinical trials of SLK may not be successful . • MoonLake may find it difficult to enroll patients in its clinical trials . • The results of preclinical testing and early clinical trials may not be predictive of the success of MoonLake’s later clinical trials, and the results of its clinical trials may not satisfy the requirements of the FDA or other comparable foreign regulatory authorities . • MoonLake faces substantial competition, which may result in others discovering, developing, licensing or commercializing products before or more successfully than MoonLake does . • The regulatory approval processes of the FDA and other comparable foreign regulatory authorities are lengthy, time - consuming and inherently unpredictable . • MoonLake’s ability to protect its patents and other proprietary rights is uncertain, exposing it to the possible loss of competitive advantage .

MoonLake Executive Team

MoonLake



McKinsey & Company

Cold Spring Harbor Labs

J. Santos da Silva
(CEO) MSc, PhD

- 20+ years experience and end-to-end knowledge in immunology
- McK Sr. Partner advising top immunology cos in major business & strategic decisions 10+ years
- Deep scientific knowledge as an accomplished research leader
- Led McKinsey Global Biotech Services



University Hamburg

IVDP

Jerucon

K. Reich
(CSO) MD, PhD

- 25+ years experience as a global clinical leader in dermatology & immunology
- Key opinion leader in programs for psoriasis, atopic dermatitis & others
- 300+ peer-reviewed publications in skin immunology (#1 WoS)
- Professor, clinical trial lead, medical director & consultant



McKinsey & Company

Columbia Business School

M. Bodenstedt
(CFO) MPhil Finance, MBA

- 15+ years experience in business and finance with focus on the biopharma industry
- McKinsey Partner and lead advisor on 10+ sell- and buy-side transactions in pharma and biotech
- Deep commercial market experience in immunology with focus on US and Europe



Kymab

Cambridge Antibody Technology

N. Brennan
(CCDO) BSc Hons

- 30+ years experience with drug development in pharma and biotech
- Operational leader for multiple clinical development programs & across multiple biotechs
- Deep experience developing biologics for inflammatory diseases



Novartis AG

Sandoz

O. Daltrop
(CTOO) MSci, DPhil

- 20+ years experience in lab and technical operations; ~10 years in Technical Operations at Novartis
- 3 innovative biologics and 4 biosimilars commercial launches from clinical phases
- Deep scientific knowledge and 20+ peer-reviewed publications in protein science

~100 years of combined experience in Immunology – across R&D, Clinical, Regulatory, Launch, Commercial & BD

© 2022 | MoonLake Immunotherapeutics AG 4

5 Our focus: Unlocking the potential of the innovative nanobody Sonelokimab □ We are developing Sonelokimab (SLK), a nanobody with potential to change Immunology practice A tri - specific IL - 17A & F nanobody that has shown high therapeutic activity in Psoriasis , as measured by psoriasis area severity index 100 (PASI100) scores in patients with plaque - type psoriasis. A differentiated mechanism of action , particularly well suited for use across IL17 - driven inflammatory diseases Building on a robust clinical data set, developed by Merck KGaA, Darmstadt, Germany and Ablynx, a Sanofi company □ Our development program aims to expand SLK’s potential across multiple indications Leverage comprehensive Phase II Psoriasis data (n=313) to build SLK in IL - 17A & F Inflammatory Diseases, a $44B market Unlock value in Psoriatic Arthritis ( PsA ), Ankylosing Spondylitis (AS), Hidradenitis Suppurativa (HS), with a Phase II program Set new treatment standards (ACR50, ASAS40, HiScore 75/90) Realize broad potential by initiating Phase III across indications, generating upside options for SLK Drive a high probability of success ( PoS ) program to a novel mechanism of action, as reflected by our existing Phase II data as well as competitive data – strong efficacy/safety data, single competitor helps build our case □ Our goal is to deliver a product profile with optionality for potential in 4 indications and with major inflection points from 2023 - 24 onwards driven by a top - tier team with 100+ years of experience SOURCE: MoonLake, DRG © 2022 | MoonLake Immunotherapeutics AG

The Helix + MoonLake combination creates significant opportunity

MoonLake

MoonLake

+

HELIX
ACQUISITION CORPORATION

- **Combination with Helix accelerates MoonLake's ambitions** and Phase II development programs for SLK
- Helix investors access an asset with a **novel MoA, differentiated clinical data and high PoS,** positioned for impact in a $40bn+ market with high unmet needs[1]
- The investment of ~$230M[2] enables MoonLake to **deliver multiple Phase II trials** to Phase III readiness, and provides runway to 2025
- The combination brings together a **world-leading group of biotech investors with an experienced team, around a lead asset**
- **Fast path** to public markets with price discovery and **streamlined execution** in volatile markets
- **Valuation of $360M pre-money** and **anticipated news flow** provide strong public market **upside potential**

[1] DRG
[2] Assumes no redemptions from Trust and $115M PIPE. Excludes financing and transaction fees.
SOURCE: Helix, MoonLake

© 2022 | MoonLake Immunotherapeutics AG
6

7 A distinctive molecule

SLK is a tri-specific anti-IL-17A & F nanobody


VHH
CH2
CH3
Llama heavy-chain-only Antibody
Anti-IL-17F
Anti-IL-17A or F
16A04
13E02
Anti-Albumin
Half-life extension & tissue penetration
SLK (Sonelokimab)
Monomeric, formatted, sequence-optimized tri-specific nanobody

Key Aspects of the IMP

IMP Nature	Biologic, produced in yeast, Pichia pastoris, MW 40.1 kDa
Identity	90% human homology
Presentation	Phase 0/1: Frozen liquid solution containing 60 mg/mL of API Phase 2: Freeze dried formulation with two doses: 60mg and 120mg FD; now using pre-filled syringe
Administration	Subcutaneous Q4W (SLK t1/2: 12 – 13 days)

SOURCE: Merck KGaA, Darmstadt, Germany, MoonLake

© 2022 | MoonLake Immunotherapeutics AG

8

9 SLK is the only nanobody among IL - 17, IL - 23 & TNF inhibitors SOURCE: MoonLake IL-17A IL-17A– IL-17F IL-17F IL-17RA IL-17RA IL-17RC IL-17E IL-17RB IL-17RA IL-17C IL-17RA IL-17RE IL-17RB IL-17B IL-17D Unknown receptor Unknown ligand IL-17RD IL-17RA IL-17F IL-17A IL-17RD IL-17RA – IL-17B ? ? Bimekizumab Secukinumab Ixekizumab Brodalumab Bimekizumab SLK The key MoA – IL - 17 inhibition Sonelokimab or “SLK” • MoonLake’s molecule: the novel tri - specific Nanobody, 10x smaller than a monoclonal antibody, one of only two drugs inhibiting all dimers of IL - 17 (AA, AF and FF) The key molecules Bimekizumab or “BKZ” (UCB) • Alongside SLK the only other molecule inhibiting dimers of IL - 17 (AA, AF and FF) , recently shown to have leading Phase III efficacy in Psoriasis, but with high Candidiasis Secukinumab ( Cosentyx Œ , Novartis) or “SEC” • IL - 17 A - specific and does not inhibit IL - 17 AF and FF dimers, reference IL17i drug in market & main comparator, sales in 2020 of $5B+ Other molecules TNFi like Humira, IL12/23i like Stelara play a role in Psoriasis and other related diseases, with lower efficacy in PsO , and IL23i like Skyrizi with efficacy mainly in Psoriasis izokibep © 2022 | MoonLake Immunotherapeutics AG

BKZ illustrates potential of IL-17A & F inhibition

A 13% therapeutic difference to SEC at 16 weeks based on Phase III data

THE NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Bimekizumab versus Secukinumab in Plaque Psoriasis

Kristian Reich, M.D., Ph.D., Richard B. Warren, M.D., Ph.D., Mark Lebwohl, M.D., Melinda Gooderham, M.D., Bruce Strober, M.D., Ph.D., Richard G. Langley, M.D., Carle Paul, M.D., Ph.D., Dirk De Cuyper, M.D., Veerle Vanvoorden, M.Sc., Cynthia Madden, M.D., Christopher Cioffi, Ph.D., Luke Peterson, M.S., and Andrew Blauvelt, M.D.


A Intention-to-Treat Population
Bimekizumab, 320 mg every 4 wk (N=373)
Bimekizumab, 320 mg every 4 wk or 8 wk
Secukinumab, 300 mg every 4 wk (N=370)
PASI 100
Therapeutic difference 13%
PASI 100 Response (% of patients)
100
80
60
40
20
0
P<0.001
61.7
48.9
P<0.001
67.0
46.2
16
48
Weeks


B Maintenance
Bimekizumab, 320 mg every 4 wk (N=147)
Bimekizumab, 320 mg every 4 wk, then every 8 wk (N=215)
Secukinumab, 300 mg weekly, then every 4 wk (N=354)
PASI 100
PASI 100 Response (% of patients)
100
80
60
40
20
0
73.5
66.0
48.3
Week 48 Adjusted Risk Differences:
Bimekizumab every 4 wk vs. secukinumab:
26.5 percentage points (95% CI, 17.9–35.1); P<0.001
Bimekizumab every 8 wk vs. secukinumab:
17.3 percentage points (95% CI, 9.3–25.3); P<0.001
0 4 8 12 16 20 24 28 32 36 40 44 48
Weeks

SLK and BKZ achieve higher PASI75 scores at week 4 than other leading molecules

SOURCE: Reich K, et al. N Engl J Med. 2021 Apr 23. doi: 10.1056/NEJMoa2102383. MoonLake

© 2022 | MoonLake Immunotherapeutics AG

10

11 Potential for higher efficacy of SLK versus the IL - 17 market leader PASI: Psoriasis Area and Severity Index SOURCE: Merck KGaA , Darmstadt, Germany, MoonLake 0 2 5 22 29 35 33 49 53 59 57 0 2 5 5 5 9 21 34 34 37 34 15 2 35 1 15 8 7 3 4 5 14 9 20 10 11 17 12 13 16 6 18 19 20 21 5 22 23 24 0 10 25 30 40 45 50 55 60 28 2 PASI 100 (%) Treatment Duration Elapsed (Weeks) Secukinumab (Cosentyx ® ) Sonelokimab 120mg (6x), Q4W  Efficacy comparison between SLK and market leader Cosentyx in Phase II (%) Differentiating and sustained SLK efficacy confirmed in 48wk extension trial (313 patients, plus 88 from Ph I) Therapeutic difference 19% (compared to 13% in Ph3 study with BKZ - SEC) © 2022 | MoonLake Immunotherapeutics AG

12 SLK has a differentiated safety profile to date 1 Papp KA, Weinberg M, Morris A, Reich K. The Lancet. 2021;397(10284): 1564 - 1575 SOURCE: MoonLake Team and selected bibliography (see Slide 33 for more detail on sources) • Favorable overall safety profile including infection rate similar to Secukinumab • Candida rate similar to those previously observed with IL - 17 inhibitors • One esophageal candida infection (in the Secukinumab arm) • Encouraging overall safety profile for SLK in the context of all other clinical trials testing biologics for Psoriasis • Treatment - emergent adverse events lower even than Secukinumab , same for other common treatment - emergent adverse events • Infection rates similar or better in comparison with Secukinumab • Candida rate similar to those previously observed with IL - 17 inhibitors • Candida rate 3 - 4x lower than Bimekizumab, the only competitor product for IL - 17A & F 1 Consult Table 3 1 © 2022 | MoonLake Immunotherapeutics AG

13 Expanding the potential

14 1. MoonLake Upside potential

SLK to unlock value in IL-17A & F Inflammatory Diseases

MoonLake

Immediate portfolio of indications for SLK


Psoriasis
(~3% prevalence)
Psoriatic Arthritis
(~0.5% prevalence)
Ankylosing Spondylitis
(r-axSpA)
(~0.3% prevalence)
Hidradenitis Suppurativa
(~1% prevalence)
Other A/F inflammatory diseases[1]
Dermatologists
Rheumatologists
Core Physician Prescribers

Psoriasis is proven: First nanobody showing improvement of standard of care (Cosentyx™), published in *The Lancet* – data package is built and supports advancement to Phase III in psoriasis.

Significant potential beyond Psoriasis:

1. Upside is exciting: By building on additional diseases, we provide optionality and open a market that is 2x larger than psoriasis alone

2. Significant unmet needs beyond Psoriasis: A/F inhibition showing differentiated efficacy in diseases that are undertreated and show far fewer treatments options – PsA, AS, HS

3. Foundation can be even stronger: We plan to generate more data where SLK can realistically beat BKZ (beyond better benefit-risk, also penetration in joints and deep skin), and get the time to create a robust SLK supply

1 Other indications that are being considered by MoonLake, but not prioritized for the Phase 2 model now, include: non-radiographic axial SpondyloArthritis (nr-axSpA), Palmoplantar pustulosis (PPP), generalized pustular psoriasis (GPP), severe pyoderma gangrenosum (sPG), ulcerative colitis (UC)

SOURCE: Nguyen et al. J Eur Acad Dermatol Venereol. 2021;Ingram. Br J Dermatol. 2020; Scotti et al. Semin Arthritis Rheum. 2018; Ogdie et al. Rheumatology (Oxford). 2013; Tekin et al. J Rheumatol. 2019; Alinaghi et al. J Am Acad Dermatol. 2019; Reich et al. Br J Dermatol. 2009; Gelfand et al. Arch Dermatol. 2005; Augustin et al. Acta Derm Venereol. 2010; Stolwijk et al. Arthritis Care Res. 2016; Dean et al. Rheumatology. 2014

© 2022 | MoonLake Immunotherapeutics AG
15

16 SLK has potential in significantly growing $40bn+ market SOURCE: IQVIA, Clarivate’s Market Forecast Assumptions file for Psoriasis – May 2021 (2019 - 2029, part of Disease Landscape & For ecast) DRG's Market Forecast Assumptions file for Psoriatic Arthritis – January 2021 (2019 - 2029, part of Disease Landscape & Forecast) DRG's Market Forecast Assumptions file for Axial Spondyloarthritis – January 2021 (2019 - 2029, part of Disease Landscape & Forecast) Global sales USD Bn ~ 1 ~ 0.3 ~ 0.5 ~ 3 Psoriatic Arthritis ▪ D riven by IL - 17s with rates of 11%+ growth ▪ IL23s falling short Ankylosing Spondylitis (r - axSpA ) ▪ D riven by IL - 17s (20%+ growth) on base built by TNFs ▪ IL - 23s failed Hidradenitis Suppurativa ▪ D riven by IL - 17s on base built by Adalimumab as only therapy Psoriasis ▪ Driven by newest IL - 17 and IL - 23 classes , eroding TNFs as the traditional class IL - 17 and other innovative biologics are expected to grow at CAGR 2 - 3x the rate of the market overall, between 2019 and 2029 Prevalence (%) 19.2 26.8 7.9 10.0 3.6 4.5 3.0 1.0 31.7 44.3 HS r - AxSpA PsA PsO 2019 2029E © 2022 | MoonLake Immunotherapeutics AG

17 2. IL - 17A & F Unmet needs beyond PsO

Inhibition of IL-17A & F across select indications underscores SLK potential

MoonLake

Psoriatic Arthritis (PsA)

ACR 20 (%) at week 24[1,2,3]



A/F - BKZ
78
ADA
57
SEC
54

Superior performance on ACR 20 & ***moving goal to ACR50***

ACR 50 (%) at week 24



A/F - BKZ
62
ADA
39
SEC
35

Ankylosing Spondylitis (AS)

ASAS20 (%) at week 16[4,5]



A/F - BKZ
80
IXE
70
ADA
60

Superior performance on ASAS 20 & ***moving goal to ASAS40***

ASAS40 (%) at week 16



A/F - BKZ
60
IXE
50
ADA
40

Hidradenitis Suppurativa (HS)

HiSCR50(%) at week 12[6]



A/F - BKZ
57
ADA
60
PLC
24

Superior performance on HiSCR50 & ***moving goal to HiSCR75***

HiSCR75(%) at week 12



A/F - BKZ
50
ADA
39
PLC
11

1 Ritchlin CT, et al. Lancet 2020;395:427–40; 2 Mease PJ, et al. Arthritis Rheum 2005;52:3279–89; 3 McInnes IB, et al. Lancet 2015;386:1137–46 4 van der Heijde D, et al. Ann Rheum Dis 2020;79:595–604 (approx. 11% TNFi experienced); 5 Dougados M, et al. Ann Rheum Dis 2020;79:176–185 (TNFi naive); 6 Jemec GB et al., presented at 9thConference of the European Hidradenitis Suppurativa Foundation (EHSF) congress, 5-7 February 2020

SOURCE: MoonLake, selected references on clinical trial results (see slide 33 for more detail on sources; BKZ is phase 2, indirect comparator data PsA is phase 3; in AS, IXE and ADA is from direct comparator trials; in HS, all data is from one phase 2 study)

© 2022 | MoonLake Immunotherapeutics AG

18

19 IL - 17A & F inhibition is the first mechanism to elevate Psoriatic Arthritis (PsA) treatment goal to ACR 50 – potential to outperform Humira a Placebo data for BE ACTIVE are from Week 12 1 Mease PJ, et al. Arthritis Rheum 2005;52:3279 – 89; 2 Enbrel (etanercept) US PI, Nov, 2017; 3 Antoni C, et al. Ann Rheum Dis 2005;64:11 50 – 7; 4 Mease PJ, et al. Ann Rheum Dis 2014;73:48 – 55; 5 McInnes IB, et al. Lancet 2013;382:780 – 9; 8 McInnes IB, et al. Lancet 2015;386:1137 – 46; 9 Combe B, et al. EADV 2017, P0389; 10 Deodhar A, et al. Lancet 2020;395:1115 – 25; 11 AbbVie press release, January 5, 2021, available at: https://news.abbvie.com/news/press - r eleases; 12 Ritchlin CT, et al. Lancet 2020;395:427 – 40; 13 Mease PJ, et al. EULAR 2019, LB0002; 14 Mease PJ, et al. Arthritis Rheumatol 2020;72 (suppl 10) [Abstract L03] SOURCE: MoonLake and selected bibliography (see Slide 33 for more detail on sources)  Week 24 ACR responses (ITT NRI), Percent Dactylitis Arthr . mutilans Spondylitis 15 13 16 24 23 13 15 25 22 34 51 32 57 50 54 64 42 35 59 54 56 52 57 78 77 53 39 37 41 44 25 19 38 35 38 30 33 62 51 24 23 9 27 28 12 10 20 20 23 12 15 41 29 14 0 10 20 30 40 50 60 70 80 90 100 ADA ETN IFX CZP UST APR TOF SKB IXE GUS RZB BKZ TIL DCV P a t i e n t s ( % ) ACR20 placebo ACR20 ACR50 ACR70 (200 mg) (45 mg) (30 mg) (5 mg bid) (300 mg) (q4w) (q8w) (150 mg q12w)(160 mg +LD)(200 mg q12w) (6 mg qd) ADEPT 1 PsA Pivotal 2 IMPACT 2 3 RAPID-PsA 4 PSUMMIT 1 5 PALACE 1 6 OPAL 7 FUTURE 2 8 SPIRIT-P1/P2 9 DISCOVER-1 10 KEEPsAKE-1 11 BE ACTIVE 12 Phase 2b 13 Phase 2 14 19 a 28 a Week 24 ACRresponses (ITT NRI) Phase 2 Week 16 15 13 16 24 23 13 15 25 22 34 51 32 57 50 54 64 42 35 59 54 56 52 57 78 77 53 39 37 41 44 25 19 38 35 38 30 33 62 51 24 23 9 27 28 12 10 20 20 23 12 15 41 29 14 0 10 20 30 40 50 60 70 80 90 100 ADA ETN IFX CZP UST APR TOF SKB IXE GUS RZB BKZ TIL DCV P a t i e n t s ( % ) ACR20 placebo ACR20 ACR50 ACR70 (200 mg) (45 mg) (30 mg) (5 mg bid) (300 mg) (q4w) (q8w) (150 mg q12w)(160 mg +LD)(200 mg q12w) (6 mg qd) ADEPT 1 PsA Pivotal 2 IMPACT 2 3 RAPID-PsA 4 PSUMMIT 1 5 PALACE 1 6 OPAL 7 FUTURE 2 8 SPIRIT-P1/P2 9 DISCOVER-1 10 KEEPsAKE-1 11 BE ACTIVE 12 Phase 2b 13 Phase 2 14 19 a 28 a Week 24 ACRresponses (ITT NRI) Phase 2 Week 16 Week 24 ACRresponses (ITT NRI) ACR20 ACR50 Modified from Ritchlin CT, et al. N Engl J Med 2017;376:957 – 70 © 2022 | MoonLake Immunotherapeutics AG

IL-17A & F inhibition is the first mechanism to elevate treatment goal to ASAS40 in *Ankylosing Spondylitis (AS, r-axSpA)*





ASAS40 response r-axSpA (NRI)[1,2], Percent



Double-blind period
Dose-blind period
Re-randomisation to
BKZ 160 and 320 mg
ASAS40 responders (%)
100
80
60
40
20
0
0 2 4 8 12 16 24 36 48
Weeks
Placebo; n=60
Placebo/BKZ 160 mg; n=24
Placebo/BKZ 160 mg; n=36
BKZ 16 mg; n=61
BKZ 16/160 mg; n=31
BKZ 16/320 mg; n=27
BKZ 64 mg; n=61
BKZ 64/160 mg; n=34
BKZ 64/320 mg; n=25
BKZ 160 mg; n=60 (FAS); n=58 (DBS)
BKZ 160 mg; n=61 (FAS); n=61 (DBS)

Notes

- 0.3% Prevalence
- non-radiographic and radiographic axial Spondyloarthritis (SpA); focus for SLK is r-axSpA (or ankylosing spondylitis)
- Joint lesions accumulate albumin, ideal target for therapy penetration
- IL-23i failed indication[3,4]

ASAS40, Assessment of SpondyloArthritis international Society 40 response [defined as an improvement of at least 40% and absolute improvement of at least 2 units (on a 10-unit scale) of at least three of the following domains: Patient global assessment, Pain assessment, Function (BASFI), and Inflammation (last 2 questions of BASDAI)]2; long-term data are similar to 52-week data with SEC3

1 van der Heijde D, et al. Ann Rheum Dis. 2020;79(5):595-604; 2 Landewé R et al., Curr Rheumatol Rep. 2015; 17:47; 3 Baeten D, et al. N Engl J Med. 2015 Dec 24;373(26):2534-48; 4 Baeten D, et al. Ann Rheum Dis. 2018 Sep;77(9):1295-1302
SOURCE: MoonLake and selected Bibliography (see Slide 33 for more detail on sources)

© 2022 | MoonLake Immunotherapeutics AG

20

IL-17A & F inhibition is the first mechanism to elevate *Hidradenitis suppurativa (HS)* treatment goal to HiSCR 75



HiSCR response HS, week 12, Percent[1]



HiSCR75
Responder rate (%)
PBO (n=20)
BKZ (n=44)
ADA (n=20)
50.0
38.9
11.1
Week
HiSCR90
Responder rate (%)
PBO (n=20)
BKZ (n=44)
ADA (n=20)
35.0
16.7
0.0
Week

Per protocol set (n=84), observed data.
ADA: adalimumab; BKZ: bimekizumab; $HiSCR_{75}$ / $HiSCR_{90}$ (≥75%/90% reduction in the total abscess and inflammatory nodule count with no increase from baseline in abscess or draining fistula count); PBO: placebo.

Notes

- Known prevalence of ~1% (likely even higher)
- Deep skin penetration required, with managed infections
- Transcriptome/IHC analysis for HS lesions, show IL-17A pathway engagement on several levels[2]

HiSCR75, at least 75% reduction in Hidradenitis Suppurativa Clinical response (reduction in total abscess and nodule count and no increase from baseline in abscess or draining fistula count
1 Jemec GB et al., presented at 9thConference of the European Hidradenitis Suppurativa Foundation (EHSF) congress, 5-7 February 2020; 2 Loesche C, et al. SHSA 2020, P1.02. Sponsored by Novartis; Images courtesy of J Sobell, Boston, and K Reich, Hamburg, and from Horváth et al. Acta Derm Venereol 2017; 97:412-413
SOURCE: MoonLake and selected bibliography (see Slide 33 for more detail on sources)

© 2022 | MoonLake Immunotherapeutics AG

21

22 3. SLK nanobody Differentiation potential

23 Differentiation: What sets SLK apart from BKZ and other mAbs? SOURCE: MoonLake KOL Ad Boards © 2022 | MoonLake Immunotherapeutics AG Safety Affinity Penetration “IL - 17A & F inhibition without the infections” “Strong on A, balanced on F” “3x smaller + Albumin binding”

Safety: SLK clinical data supports a superior safety profile vs BKZ

MoonLake

Incidence of **oral Candida infections** (%)



Initial period[a] 1,2
1 year[b] 1,3
3.8
7.0
5.2
13.4
16.5
BKZ 320 mg Q4W
Reference level for SEC, IXE, BRO
Reference level for SEC, IXE, BRO
SLK Main dosage (4×120 mg)[c]
BKZ Main dosage (320 mg Q4W)
SLK All dosages[d]
BKZ All dosages[d]

SLK is a fundamentally different molecule, with controlled inhibition across dimers over time ("hard on IL-17A, soft on IL-17F")

a For SLK Phase II and BKZ Phase II (BE ABLE 1), "initial period" is Weeks 0–12
b For SLK Phase II, "1 year" is Weeks 12–52 for Week 12 completers; for BKZ Phase II extension (BE ABLE 2), "1 year" is Weeks 12–60 for PASI 75 responders at Week 12
c Main psoriasis dosage is 120 mg with normal load (Weeks 0, 2, 4, 8)
d "All dosages" for SLK includes 30 mg and 60 mg for 1-year data; most patients were on continuous or intermittent 120 mg; "All dosages" for BKZ includes 64 mg and 160 mg (13.4%); incidence for 320 mg Q4W dosage is 16.5%

1. Papp KA, et al. Lancet 2021;397:1564–75; 2. Papp KA, et al. J Am Acad Dermatol 2018;79:277–86; 3. Blauvelt A, et al. J Am Acad Dermatol 2020;83:1367–74

SOURCE: MoonLake and selected bibliography (see Slide 33 for more detail on sources)

© 2022 | MoonLake Immunotherapeutics AG

24

Safety: Skin levels of IL-17A & F in PsO patients need to be differentially controlled for optimal benefit-risk profile

MoonLake

Analysis of IL-17A & F skin protein levels in healthy skin, non-lesional and lesional PsO

Retrieved from dermal interstitial fluid *via* skin microperfusion assay





**
**
NT
NS
NS
NT
10000
1000
100
10
1
0.1
Cytokine (pg/ml)
317.0
163.0
9.8
0.8
IL-17A
IL-17F
L = lesional PsO
NL = non-lesional PsO
HV = healthy volunteers

How IL-17A & F are optimally controlled

- **IL-17F** important for physiological defense against *Candida* in healthy skin, additional role in skin inflammation – soft inhibition required to provide anti-inflammatory effect, but leave *Candida* defense intact
- **IL-17A** almost absent in healthy skin, strongly upregulated in psoriasis – strong inhibition required for optimal anti-inflammatory effect

Baseline IL-17 A and IL-17 F levels in the dermis (dISF) of healthy volunteers (HV, circles) and lesional (L, squares) and nonlesional (NL, triangles) skin from patients with psoriasis. Red lines and values represent the adjusted GMs. Data less than the LLOQ were imputed as half LLOQ and are shown as open symbols. **P < .01. NS, Not significant (P > .05); NT, not testable because of the number of samples less than the LLOQ in both groups;
Kolbinger et al. J Allergy Clin Immunol 2017;139:923–932
SOURCE: MoonLake and selected bibliography (see slide 33 for more detail on sources)

© 2022 | MoonLake Immunotherapeutics AG
25

Affinity: Superior SLK safety could be due to its modulated dimer inhibition

The lower the value, the higher the inhibition

IC50 (nM)	Methodology	Interaction/ read-out	IL-17AA	IL-17AF	IL-17FF
SLK	Alphascreen	IL-17RA	0.039	0.066	0.183
		IL-17RC	0.029	0.026	0.013
Secukinumab	Alphascreen	IL-17RA	5.23	4.978	88.8
(Fab)		IL-17RC	0.853	10.4	0.456


Secukinumab
Sonelokimab
IL-17A
IL-17AF
IL-17F
IL-17RC
IL-17RA
IL-17RA

- **Our main interpretation regarding expected optimized benefit-risk profile vs BKZ**
  - Largely superior affinity of SLK over current IL-17 inhibitor market leader secukinumab
  - Inhibitory profile of SLK: IL-17AA > IL-17AF > IL-17FF
  - Compared to monthly SLK injections (11-12d half-life), monthly injections of BKZ (28d half-life) blocks 17F continuously over the dosing period

SOURCE: Merck KGaA, Darmstadt, Germany, MoonLake

© 2022 | MoonLake Immunotherapeutics AG

26

Penetration: Tri-specific SLK has potential for differential enrichment at joints

MoonLake

Albumin and albumin-bound drugs **enrich at sites of joint inflammation** (murine RA model)

Wunder A, et al. J Immunol. 170, 4793-801 (2003)



White light
Fluorescence
no arthritis
arthritis
5 min
post
injection
after 13 h
no arthritis
arthritis

3h after iv aminofluorescein-labeled HSA

5 min/13 h after iv radiolabeled HSA

A **tri-specific nanobody** (with albumin-binding site) enriches at sites of joint inflammation **compared to the bi-specific nanobody** (without albumin-binding site) in a RA model

Coppieters K et al., Arthritis Rheum 54, 1856-66 (2006)



A
B
a
PBS
Anti-TNF
Bi-specific VHH
Tri-specific VHH
Clinical Score
1
2
3
4
5
6
7
0 1 2 3 4 5 6 7 8 9 10
Days after onset

24 h after iv radiolabeled bi-specific (A) and tri-specific anti-TNF nanobody (B)
Effects of anti–tumor necrosis factor (anti-TNF) VHH protein constructs on the clinical progression of established collagen-induced arthritis (CIA)

Additional data on nanobody affinity, tissue specificity and penetration vs mAbs available on request

SOURCE: MoonLake and selected bibliography (see slide 33 for more detail on sources)

© 2022 | MoonLake Immunotherapeutics AG

27

28 Penetration: Molecules the size of SLK are superior at penetrating tissues SOURCE: MoonLake, Adapted from data from Li Z, et al. mAbs 2016;8:1:113 – 119 © 2022 | MoonLake Immunotherapeutics AG ▪ Biodistribution coefficients (BC) measures concentration of antibody - like proteins in tissue compared to plasma ▪ Simple exponential relationship between molecular weight and BC values ▪ Smaller molecules, around SLK size, penetrate 5x - 50x better than mAbs Size matters 7 35 6 55 Full mAb (150KDa) Fragment (50 KDa ) 14 734 12 66 15 124 4 23 16 89 10 57 13 72 5 93  Variation of BC with Molecular Weight  Bone  Kidney  Liver  Lung  Muscle  Skin  Heart  Spleen  Gastro  Pancreas  Est. BC per tissue by protein type (BC, %) 5x 52x 6x 8x 6x 6x 6x 6x 19x 9x x  Fold better penetration for ~50KDa molecule 0 10 20 30 40 50 60 70 80 90 100 0 50 100 150 200 - 50% - 50% - 50%  Biological Molecule weight ( KDa )  Biodistribution coefficient (%)  SLK Nanobody (~40KDa)  BKZ mAb  (~150 Kda )  Tissue penetration decreases 50% with every ~35 KDa

29 MoonLake value creation

Sonelokimab

MoonLake

SLK is a distinctive molecule with **enhanced enrichment in deep skin & joints** and binding of targets with **better-than-mAb affinity and specificity** – a potentially winning **benefit-risk profile** across **IL-17A & F diseases** (supported by BKZ data)

SLK has a **proven benefit-risk** profile for Psoriasis (incl. vs BKZ)

SOURCE: MoonLake, see slide 33 for more detail on sources

© 2022 | MoonLake Immunotherapeutics AG

30

Initiating multiple phase II studies in A/F Inflammatory Diseases in 2022

MoonLake

Development & Ops Plan



Current view
(not drawn to scale)
Pre-study/Study start-up
First Patient In (FPI) to Last Patient Out (LPO)
Follow-up, DB lock, TLF, CSR (+buffer)
AS
Phase II
PE: 16/48wk
240 pts
PsA
Phase II
PE: 16/48wk
240 pts
Phase III readiness
PsA, AS
HS
Phase II
PE:12wk/24wk
210 pts
Phase III readiness
HS, PsO
First potential launch (~2027)
Start-up
2021
2022
2023
2024
2025
PhII DP
IMP – DS validation – DP transfer
DS transfer
Research Program

Spend plan

(USD M, rounded)

Spend Class	
Development	117
Operations	49
Corporate	46
Financing requirement	**~210**

Sufficient to drive Phase II program and with flexible runway to at least mid 2025

Note: This clinical plan is in continued review with regulatory experts and authorities, advisory boards and CROs

SOURCE: MoonLake

© 2022 | MoonLake Immunotherapeutics AG

31

Transaction overview and summary

MoonLake

PIPE	USD 115 M
Cash in Trust[1]	USD 115 M
Total cash (excl. transaction fees[2])	**USD 230 M**

Helix management[3]	5.3%
Helix shareholders	18.5%
PIPE investors (incl. Cormorant PIPE investment)	18.5%
Current MoonLake shareholders	57.8%
	100%[4]

Pre-money valuation of USD 360M
Transaction expected to close in Q1-2022

1 Assumes no redemptions from HELIX shareholders; 2 Including PIPE financing, M&A transaction, deferred IPO fees and Swiss stamp duty (tax); 3 Includes sponsor promote and IPO private placement; 4 Ownership calculation includes sponsor promote, USD 115M Trust (assuming no redemptions), USD 115M PIPE and assumes the conversion of all MoonLake common shares for Class A shares of Helix.

High-potential Biotech

- **Four multi-billion dollar** indications
- **World-class Phase II** program, raising bar for all competitors, with **pivotal potential**
- SLK **already being manufactured** for Phase II – robust set-up to **produce commercially**
- Leading **team**, **investors** and 20+ **KOL Ad Board network**
- **PIPE anchored by $25M** investment by Cormorant Asset Management ("Cormorant") via Helix Holdings LLC as sponsor

Healthy news flow

- Deal, appointments, FPI **in first months**
- **Research program** (biology of SLK, IITs and open-labels in additional indications)
- **Full read outs from H2 2023** onwards (HS as lead indication)

Run-way

- **To at least mid-2025**

© 2022 | MoonLake Immunotherapeutics AG
32

33 Additional supporting documents  Literature of relevance Risankizumab Blauvelt A, et al. JAMA Dermatol . 2020 Apr 8. [ Epub ahead of print ] ( PsO randomized withdrawal ); Reich K, et al. Lancet. 2019 Aug 17;394(10198):576 - 586 ( PsO vs. ADA) Gordon KB, et al. Lancet. 2018 Aug 25;392(10148):650 - 661 ( PsO vs. UST) Ixekizumab Gordon KB, et al. N Engl J Med. 2016 Jul 28;375(4):345 - 56 (PASI); Griffiths CE, et al. Lancet. 2015 Aug 8;386(9993):541 - 51 (PASI vs. ETN) Reich K, et al. Br J Dermatol . 2017 Oct;177(4):1014 - 1023 (PASI vs. UST); Blauvelt A, et al. Br J Dermatol . 2019 Dec 30. [ Epub ahead of print ] ( onset vs. guselkumab ) Guselkumab Reich K, et al. Lancet. 2019 Sep 7;394(10201):831 - 839. ( onset and longer - term vs. secukinumab ); Foley P, et al. JAMA Dermatol . 2018 Jun 1;154(6):676 - 683 ( PsO domains ) Blauvelt A, et al. J Am Acad Dermatol . 2017 Mar;76(3):405 - 417 ( PsO vs. ADA); Reich K, et al. J Am Acad Dermatol . 2017 Mar;76(3):418 - 431 ( PsO vs. ADA) Secukinumab Langley RG, et al. N Engl J Med. 2014 Jul 24;371(4):326 - 38 (PASI vs. ETN); Thaçi D, et al. J Am Acad Dermatol . 2015 Sep;73(3):400 - 9 (PASI vs. UST) Ustekinumab Leonardi CL, et al. Lancet. 2008 May 17;371(9625):1665 - 74 ( PsO ); Papp KA, et al. Lancet. 2008 May 17;371(9625):1675 - 84 ( PsO ) Adalimumab Menter A, et al. J Am Acad Dermatol . 2008 Jan;58(1):106 - 15 ( PsO ); Saurat JH, et al. Br J Dermatol . 2008 Mar;158(3):558 - 66 ( PsO ) Safety Gordon K, et al. AAD 2020 Late - breaking presentation Reich K, et al. AAD 2020 Late - breaking presentation Warren R, et al. EADV 2020, FC05.08 Langley RG, et al. N Engl J Med 2014;371:326‒38 Gordon K, et al. N Engl J Med 2016;375:345 – 56 Papp K, et al. Br J Dermatol 2016;175:273 – 86 Lebwohl M, et al. N Engl J Med 2015;373:1318 – 28 Nanobodies Biodrugs . 2020;34:11 - 26 Svecova D, Lubell MW, Casset - Semanaz F, Mackenzie H, Grenningloh R, Krueger JG. J Am Acad Dermatol. 2019;81(1):196 – 203 Pereira J, Ottevaere I, Serruys B, Dejonckheere E, Bay - JensenAC , Siebuhr AS, et al. Osteoarthr Cartil . 2018;26:S176 Siebuhr A, Bay - Jensen AC, Thudium CT, Karsdal MA, Serruys B, Werkmann D, et al. Osteoarthr Cartil . 2018;26:S187. https ://doi.org/10.1016/j.joca.2018.02.402 Papp KA, Weinberg M, Morris A, Reich K. The Lancet. 2021;397(10284): 1564 - 1575 Li Z, Krippendorf BF, Sharma S, Walz AC, Lave T, Shah DK. mAbs. 2016;8(1): 113 – 119 © 2022 | MoonLake Immunotherapeutics AG

Additional Information and Where to Find It

In connection with the proposed Business Combination, Helix has filed a proxy statement and intends to file any amendments and other documents with the SEC. A definitive proxy statement, when available, will be sent to the shareholders of Helix, seeking any required shareholder approvals. Investors and security holders of Helix and MoonLake are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. The documents filed by Helix with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge upon written request to Cormorant Asset Management, LP, 200 Clarendon Street, 52nd Floor, Boston, MA 02116 or by telephone at (857) 702-0370.

Participants in Solicitation

Helix and MoonLake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in favor of the proposed transaction and related matters. Information regarding Helix’s and MoonLake’s directors and executive officers is contained in Helix’s proxy statement, which was filed with the SEC on October 29, 2021 and amended on December 16, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Cautionary Statement Regarding Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Helix’s or MoonLake’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the timing of the proposed Business Combination and the execution of certain actions related thereto. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking.

Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by Helix and its management, and MoonLake and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Helix’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the shareholders of Helix, the satisfaction of the minimum amount of the Available Closing Date Cash following any redemptions by Helix’s public shareholders and the receipt of certain governmental and regulatory approvals, (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the effect of the announcement or pendency of the transaction on the business relationships, operating results, and business generally of MoonLake, (vi) risks that the proposed transaction disrupts current plans and operations of MoonLake, (vii) the outcome of any legal proceedings that may be instituted against MoonLake or Helix related to the agreement or the proposed transaction, (viii) the ability to maintain the listing of Helix’s securities on Nasdaq or another national securities exchange, (ix) changes in the competitive and regulated industries in which MoonLake operates, variations in operating performance across competitors, changes in laws and regulations affecting the business of MoonLake, and changes in the combined capital structure, and (x) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize projected results and underlying assumptions, including with respect to anticipated shareholder redemptions.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy materials discussed above, and other documents filed by Helix from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.